UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934


Date of Report: August 12, 2005


                          DALECO RESOURCES CORPORATION
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               (Exact name of registrant as specified in Charter)

         Nevada                                  0-12214                                23-2860734
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(State or other jurisdiction              (Commission File No)             (IRS Employee Identification No.)
of Incorporation)
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            120 North Church Street, West Chester, Pennsylvania 19380
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 610-429-0181


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.

      Departure of Directors or Principals Officers, Election of Directors;
Appointment of Principal Officers:

      Consistent with the Company's announced intent to re-align its Board of Directors the following individuals have been appointed to the Board of Directors of the Company effective as of August 10, 2005:

      Stephan V. Benediktson (72)

      Mr. Benediktson has extensive technical and managerial experience within the natural resource industry. He is a graduate of University of Alberta where he received a degree in Engineering. During his 43 year professional career, he has held various positions with affiliates of Exxon in Canada, the United
States, Australia, and Indonesia and in Saudi Arabia. Mr. Benediktson was involved in the Government of Canada's development plans and regulatory controls for the exploration of Canada's Beaufort Sea frontier energy plays. He held the position of a Vice President of the Amerada Hess Corporation in which he managed the firm's activities in the United Arab Emirates and was the Director General of Bridas in Argentina. Mr. Benediktson has either founded or co-founded several independent oil companies including Benson Petroleum Ltd., PetroSantander Inc.
and Kroes Energy Inc. and has been instrumental in their management and corporate development. He was a charter director of the Society of Petroleum
Engineers (SPE) in the United Arab Emirates and in Ottawa, Canada, and has served as the Honorary Consul of Iceland in Alberta.

      Nathan K. Trynin (75)

      Mr. Trynin is a graduate of Harvard College and the Harvard Law School. He is a former Assistant United States Attorney for the Eastern District of New
York, an officer in the Judge Advocate General's Department, United States Air
Force, and has been in private practice in New York. In 1962 he joined Amerada
Hess Corporation where he rose to the position of Senior Vice President, International Exploration and Production after holding positions as Executive
Assistant to the Chairman of the Board and Vice President and General Counsel.
Since his retirement from Amerada Hess in 1986, Mr. Trynin has served on several
Boards of Directors of for-profit and non-profit organizations including Merit
Oil Company, Benson Petroleum, Ltd., and the Meadville Corporation. He is presently a permanent member of the Board of Overseers of Judson Realty, Inc.
and a member of the Board of Trustees of the Shelter Island Association.

      Each newly appointed Director of the Company has been provided with a copy of this 8-K and has been offered the opportunity to provide the Registrant with a letter stating whether he agrees with the statements made by the Registrant in response to this Item 5.02 and, if not, stating the respects in which he does not agree. Should the Registrant receive a letter from an appointed Director, the Registrant shall file same by Amendment to this Form 8-K within two (2) business days after receipt of such a letter by the Registrant.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Daleco Resources Corporation
                                                   -----------------------------
                                                            (Registrant)


Date:  August 12, 2005
                                                   /s/ Gary J. Novinskie
                                                   -----------------------------
                                                   Gary J. Novinskie, President


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